UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  JUNE 23, 2006
                ------------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                           WSFS FINANCIAL CORPORATION
                ------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

         Delaware                        0-16668                22-2866913
----------------------------        ---------------             ----------------
(State or other jurisdiction        (SEC Commission             (IRS Employer
     of incorporation)                File No.)                 Identification
                                                                Number)

838 Market Street, Wilmington, Delaware                                 19899
----------------------------------------                               --------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (302)792-6000
                                                    -------------

                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/__/  Written communications pursuant to Rule 425 under the Securities Act
/__/  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
/__/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
/__/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                           WSFS FINANCIAL CORPORATION


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS

On June 23, 2006, a blackout period commenced under the Registrant's Section 401(k) Savings & Retirement Plan. The blackout period will end the week of July 24, 2006 and is a result of the transition to a new service provider and record keeper. The blackout period restricts directors and executive officers from, directly or indirectly, purchasing, acquiring, exercising, selling or otherwise transferring common stock of the Registrant. Notice of the blackout was provided to the Registrant's directors and executive officers in accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               WSFS FINANCIAL CORPORATION


Date: June 29, 2006                            By:/s/ Stephen A. Fowle
                                                  ------------------------------
                                                  Stephen A. Fowle
                                                  Chief Financial Officer